						Deal Summary Report					CSMC06-3G1BBG

				Assumptions							Collateral
Settlement	31-Mar-06	Prepay		300 PSA					Balance	WAC	WAM	Age	orig io
1st Pay Date	25-Apr-06	Default		0 CDR					$132,812,500.00	5.875	356	4	0
		Recovery	0	months					44270833.33	5.875	356	4	120
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
1PT1	100,000,000.00	5.5	04/06 - 11/35	5.32		0	0	Interp			458.33	0	1-Mar-06	FIX
1N1	3,500,000.00	5.5	04/11 - 11/35	11.09		0	0	Interp			16.04	0	1-Mar-06	FIX
1S1	26,096,000.00	5.5	04/06 - 07/13	3.29		0	0	Interp			119.61	0	1-Mar-06	FIX
1L1	2,702,000.00	5.5	07/13 - 11/35	11.39		0	0	Interp			12.38	0	1-Mar-06	FIX
1V1	1,653,000.00	5.5	04/06 - 04/15	6.81	5.4	5.895	135	Interp	97-26.81	876.82	7.58	1.625	1-Mar-06	FIX
1Z1	1,049,000.00	5.5	04/15 - 11/35	13.26	12.06	6.33	180	Interp	90-23.71	1153.4	4.81	0.957	1-Mar-06	FIX
1N2	7,000,000.00	5.5	04/11 - 11/35	11.09		0	0	Interp			32.08	0	1-Mar-06	FIX
1S2	24,511,000.00	5.5	04/06 - 11/12	3.06		0	0	Interp			112.34	0	1-Mar-06	FIX
1L2	1,744,500.00	5.5	11/12 - 11/35	9.56		0	0	Interp			8	0	1-Mar-06	FIX
1V2	1,067,000.00	5.5	04/06 - 12/13	6.14	4.97	5.947	140	Interp	97-23.07	520.89	4.89	1.048	1-Mar-06	FIX
1Z2	677,500.00	5.5	12/13 - 11/35	11.23	10.2	6.433	190	Interp	91-02.42	632.35	3.11	0.62	1-Mar-06	FIX
1B1	7,083,333.33	5.5	04/06 - 11/35	10.51		0	0	Interp			32.47	0	1-Mar-06	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 4.681 4.672 4.636 4.551 4.535 4.505 5.100 5.067 5.052 5.057 5.064 5.096

CSMC06-3G1BBG - Dec - 1S1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	96	90	87	84
25-Mar-08	97	88	71	63	55
25-Mar-09	96	79	50	38	26
25-Mar-10	94	71	33	19	6
25-Mar-11	93	63	20	4	0
25-Mar-12	91	56	10	0	0
25-Mar-13	89	50	2	0	0
25-Mar-14	87	44	0	0	0
25-Mar-15	86	39	0	0	0
25-Mar-16	83	34	0	0	0
25-Mar-17	80	29	0	0	0
25-Mar-18	77	25	0	0	0
25-Mar-19	74	21	0	0	0
25-Mar-20	71	17	0	0	0
25-Mar-21	67	13	0	0	0
25-Mar-22	63	10	0	0	0
25-Mar-23	59	7	0	0	0
25-Mar-24	55	3	0	0	0
25-Mar-25	50	1	0	0	0
25-Mar-26	45	0	0	0	0
25-Mar-27	40	0	0	0	0
25-Mar-28	34	0	0	0	0
25-Mar-29	28	0	0	0	0
25-Mar-30	22	0	0	0	0
25-Mar-31	16	0	0	0	0
25-Mar-32	9	0	0	0	0
25-Mar-33	1	0	0	0	0
25-Mar-34	0	0	0	0	0

WAL	17.6	7.99	3.29	2.63	2.23
Principal Window	Apr06-Jun33	Apr06-Jun25	Apr06-Jul13	Apr06-Aug11	Apr06-Aug10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1V1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	96	96	96	96	96
25-Mar-08	93	93	93	93	93
25-Mar-09	89	89	89	89	89
25-Mar-10	84	84	84	84	84
25-Mar-11	80	80	80	80	17
25-Mar-12	75	75	75	34	0
25-Mar-13	70	70	70	0	0
25-Mar-14	65	65	36	0	0
25-Mar-15	59	59	1	0	0
25-Mar-16	54	54	0	0	0
25-Mar-17	47	47	0	0	0
25-Mar-18	41	41	0	0	0
25-Mar-19	34	34	0	0	0
25-Mar-20	27	27	0	0	0
25-Mar-21	19	19	0	0	0
25-Mar-22	11	11	0	0	0
25-Mar-23	2	2	0	0	0
25-Mar-24	0	0	0	0	0

WAL	9.99	9.99	6.81	5.3	4.37
Principal Window	Apr06-Jun23	Apr06-Jun23	Apr06-Apr15	Apr06-Nov12	Apr06-Jun11

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1Z1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	106	106	106	106	106
25-Mar-08	112	112	112	112	112
25-Mar-09	118	118	118	118	118
25-Mar-10	125	125	125	125	125
25-Mar-11	132	132	132	132	132
25-Mar-12	139	139	139	139	62
25-Mar-13	147	147	147	115	7
25-Mar-14	155	155	155	69	0
25-Mar-15	164	164	164	44	0
25-Mar-16	173	173	132	33	0
25-Mar-17	183	183	105	24	0
25-Mar-18	193	193	84	18	0
25-Mar-19	204	204	66	13	0
25-Mar-20	216	216	53	10	0
25-Mar-21	228	228	41	7	0
25-Mar-22	241	241	32	5	0
25-Mar-23	254	254	25	4	0
25-Mar-24	258	258	20	3	0
25-Mar-25	258	258	15	2	0
25-Mar-26	258	232	11	1	0
25-Mar-27	258	201	9	1	0
25-Mar-28	258	172	6	1	0
25-Mar-29	258	144	5	*	0
25-Mar-30	258	118	3	*	0
25-Mar-31	258	94	2	*	0
25-Mar-32	258	72	2	*	0
25-Mar-33	258	50	1	*	0
25-Mar-34	176	30	1	*	0
25-Mar-35	72	12	*	*	0
25-Mar-36	0	0	0	0	0

WAL	28.48	23.9	13.26	9	6.06
Principal Window	Jun33-Nov35	Jun25-Nov35	Apr15-Nov35	Nov12-Nov35	Jun11-Jul13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1L1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	100
25-Mar-10	100	100	100	100	100
25-Mar-11	100	100	100	100	61
25-Mar-12	100	100	100	75	24
25-Mar-13	100	100	100	45	3
25-Mar-14	100	100	82	27	0
25-Mar-15	100	100	64	17	0
25-Mar-16	100	100	51	13	0
25-Mar-17	100	100	41	9	0
25-Mar-18	100	100	33	7	0
25-Mar-19	100	100	26	5	0
25-Mar-20	100	100	20	4	0
25-Mar-21	100	100	16	3	0
25-Mar-22	100	100	13	2	0
25-Mar-23	100	100	10	1	0
25-Mar-24	100	100	8	1	0
25-Mar-25	100	100	6	1	0
25-Mar-26	100	90	4	1	0
25-Mar-27	100	78	3	*	0
25-Mar-28	100	67	3	*	0
25-Mar-29	100	56	2	*	0
25-Mar-30	100	46	1	*	0
25-Mar-31	100	37	1	*	0
25-Mar-32	100	28	1	*	0
25-Mar-33	100	20	*	*	0
25-Mar-34	68	12	*	*	0
25-Mar-35	28	5	*	*	0
25-Mar-36	0	0	0	0	0

WAL	28.48	23.9	11.39	7.66	5.45
Principal Window	Jun33-Nov35	Jun25-Nov35	Jul13-Nov35	Aug11-Nov35	Aug10-Jul13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1N1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	100
25-Mar-10	100	100	100	100	100
25-Mar-11	100	100	100	100	100
25-Mar-12	100	98	94	92	90
25-Mar-13	99	95	86	82	77
25-Mar-14	98	90	76	69	53
25-Mar-15	97	85	64	55	35
25-Mar-16	95	78	51	41	24
25-Mar-17	92	71	41	30	16
25-Mar-18	89	65	32	22	11
25-Mar-19	86	59	26	16	8
25-Mar-20	83	54	20	12	5
25-Mar-21	80	48	16	9	3
25-Mar-22	76	43	13	6	2
25-Mar-23	73	39	10	5	2
25-Mar-24	69	34	8	3	1
25-Mar-25	64	30	6	2	1
25-Mar-26	60	27	4	2	*
25-Mar-27	55	23	3	1	*
25-Mar-28	50	20	3	1	*
25-Mar-29	45	17	2	1	*
25-Mar-30	39	14	1	*	*
25-Mar-31	33	11	1	*	*
25-Mar-32	27	8	1	*	*
25-Mar-33	20	6	*	*	*
25-Mar-34	13	3	*	*	*
25-Mar-35	5	1	*	*	*
25-Mar-36	0	0	0	0	0

WAL	21	15.72	11.09	9.99	8.81
Principal Window	Apr11-Nov35	Apr11-Nov35	Apr11-Nov35	Apr11-Nov35	Apr11-Nov35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1S2

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	96	89	86	83
25-Mar-08	97	88	69	61	52
25-Mar-09	96	78	47	34	21
25-Mar-10	94	69	29	13	0
25-Mar-11	92	61	14	0	0
25-Mar-12	90	54	5	0	0
25-Mar-13	89	47	0	0	0
25-Mar-14	87	42	0	0	0
25-Mar-15	85	37	0	0	0
25-Mar-16	83	33	0	0	0
25-Mar-17	80	29	0	0	0
25-Mar-18	77	25	0	0	0
25-Mar-19	74	21	0	0	0
25-Mar-20	71	18	0	0	0
25-Mar-21	68	15	0	0	0
25-Mar-22	64	12	0	0	0
25-Mar-23	60	9	0	0	0
25-Mar-24	56	7	0	0	0
25-Mar-25	52	4	0	0	0
25-Mar-26	47	2	0	0	0
25-Mar-27	42	0	0	0	0
25-Mar-28	37	0	0	0	0
25-Mar-29	32	0	0	0	0
25-Mar-30	26	0	0	0	0
25-Mar-31	20	0	0	0	0
25-Mar-32	13	0	0	0	0
25-Mar-33	6	0	0	0	0
25-Mar-34	0	0	0	0	0

WAL	17.92	7.99	3.06	2.46	2.1
Principal Window	Apr06-Feb34	Apr06-Feb27	Apr06-Nov12	Apr06-Feb11	Apr06-Mar10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1V2

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	96	96	96	96	96
25-Mar-08	93	93	93	93	93
25-Mar-09	89	89	89	89	89
25-Mar-10	84	84	84	84	83
25-Mar-11	80	80	80	56	0
25-Mar-12	75	75	75	0	0
25-Mar-13	70	70	41	0	0
25-Mar-14	65	65	0	0	0
25-Mar-15	59	59	0	0	0
25-Mar-16	54	54	0	0	0
25-Mar-17	47	47	0	0	0
25-Mar-18	41	41	0	0	0
25-Mar-19	34	34	0	0	0
25-Mar-20	27	27	0	0	0
25-Mar-21	19	19	0	0	0
25-Mar-22	11	11	0	0	0
25-Mar-23	2	2	0	0	0
25-Mar-24	0	0	0	0	0

WAL	9.98	9.98	6.14	4.67	3.9
Principal Window	Apr06-Jun23	Apr06-Jun23	Apr06-Dec13	Apr06-Sep11	Apr06-Sep10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1Z2

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	106	106	106	106	106
25-Mar-08	112	112	112	112	112
25-Mar-09	118	118	118	118	118
25-Mar-10	125	125	125	125	125
25-Mar-11	132	132	132	132	0
25-Mar-12	139	139	139	62	0
25-Mar-13	147	147	147	0	0
25-Mar-14	155	155	132	0	0
25-Mar-15	164	164	90	0	0
25-Mar-16	173	173	72	0	0
25-Mar-17	183	183	58	0	0
25-Mar-18	193	193	46	0	0
25-Mar-19	204	204	36	0	0
25-Mar-20	216	216	29	0	0
25-Mar-21	228	228	23	0	0
25-Mar-22	241	241	18	0	0
25-Mar-23	254	254	14	0	0
25-Mar-24	257	257	11	0	0
25-Mar-25	257	257	8	0	0
25-Mar-26	257	257	6	0	0
25-Mar-27	257	252	5	0	0
25-Mar-28	257	215	4	0	0
25-Mar-29	257	181	3	0	0
25-Mar-30	257	148	2	0	0
25-Mar-31	257	118	1	0	0
25-Mar-32	257	90	1	0	0
25-Mar-33	257	63	1	0	0
25-Mar-34	239	38	*	0	0
25-Mar-35	99	15	*	0	0
25-Mar-36	0	0	0	0	0

WAL	28.81	24.87	11.23	6.02	4.71
Principal Window	Feb34-Nov35	Feb27-Nov35	Dec13-Nov35	Sep11-Nov12	Sep10-Mar11

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1L2

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	100
25-Mar-10	100	100	100	100	99
25-Mar-11	100	100	100	86	0
25-Mar-12	100	100	100	24	0
25-Mar-13	100	100	82	0	0
25-Mar-14	100	100	51	0	0
25-Mar-15	100	100	35	0	0
25-Mar-16	100	100	28	0	0
25-Mar-17	100	100	22	0	0
25-Mar-18	100	100	18	0	0
25-Mar-19	100	100	14	0	0
25-Mar-20	100	100	11	0	0
25-Mar-21	100	100	9	0	0
25-Mar-22	100	100	7	0	0
25-Mar-23	100	100	5	0	0
25-Mar-24	100	100	4	0	0
25-Mar-25	100	100	3	0	0
25-Mar-26	100	100	2	0	0
25-Mar-27	100	98	2	0	0
25-Mar-28	100	83	1	0	0
25-Mar-29	100	70	1	0	0
25-Mar-30	100	58	1	0	0
25-Mar-31	100	46	1	0	0
25-Mar-32	100	35	*	0	0
25-Mar-33	100	24	*	0	0
25-Mar-34	93	15	*	0	0
25-Mar-35	38	6	*	0	0
25-Mar-36	0	0	0	0	0

WAL	28.81	24.87	9.56	5.62	4.47
Principal Window	Feb34-Nov35	Feb27-Nov35	Nov12-Nov35	Feb11-Nov12	Mar10-Mar11

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1N2

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	100	100	100	100	100
25-Mar-08	100	100	100	100	100
25-Mar-09	100	100	100	100	100
25-Mar-10	100	100	100	100	100
25-Mar-11	100	100	100	100	97
25-Mar-12	100	98	94	92	63
25-Mar-13	99	95	86	75	41
25-Mar-14	98	90	76	55	27
25-Mar-15	97	85	64	40	18
25-Mar-16	95	78	51	30	12
25-Mar-17	92	71	41	22	8
25-Mar-18	89	65	32	16	6
25-Mar-19	86	59	26	12	4
25-Mar-20	83	54	20	9	3
25-Mar-21	80	48	16	6	2
25-Mar-22	76	43	13	5	1
25-Mar-23	73	39	10	3	1
25-Mar-24	69	34	8	2	1
25-Mar-25	64	30	6	2	*
25-Mar-26	60	27	4	1	*
25-Mar-27	55	23	3	1	*
25-Mar-28	50	20	3	1	*
25-Mar-29	45	17	2	*	*
25-Mar-30	39	14	1	*	*
25-Mar-31	33	11	1	*	*
25-Mar-32	27	8	1	*	*
25-Mar-33	20	6	*	*	*
25-Mar-34	13	3	*	*	*
25-Mar-35	5	1	*	*	*
25-Mar-36	0	0	0	0	0

WAL	21	15.72	11.09	9.27	7.34
Principal Window	Apr11-Nov35	Apr11-Nov35	Apr11-Nov35	Apr11-Nov35	Mar11-Nov35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1PT1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	97	93	90	88
25-Mar-08	98	91	79	73	67
25-Mar-09	97	85	63	54	45
25-Mar-10	96	78	50	39	30
25-Mar-11	95	73	40	29	19
25-Mar-12	93	67	32	21	13
25-Mar-13	92	62	25	15	8
25-Mar-14	90	57	20	11	5
25-Mar-15	89	53	16	8	4
25-Mar-16	87	49	13	6	2
25-Mar-17	85	44	10	4	2
25-Mar-18	82	41	8	3	1
25-Mar-19	79	37	7	2	1
25-Mar-20	76	33	5	2	1
25-Mar-21	73	30	4	1	*
25-Mar-22	70	27	3	1	*
25-Mar-23	67	24	2	1	*
25-Mar-24	63	21	2	*	*
25-Mar-25	59	19	1	*	*
25-Mar-26	55	17	1	*	*
25-Mar-27	51	14	1	*	*
25-Mar-28	46	12	1	*	*
25-Mar-29	41	10	*	*	*
25-Mar-30	36	8	*	*	*
25-Mar-31	30	7	*	*	*
25-Mar-32	25	5	*	*	*
25-Mar-33	18	4	*	*	*
25-Mar-34	12	2	*	*	*
25-Mar-35	5	1	*	*	*
25-Mar-36	0	0	0	0	0

WAL	19.62	11.22	5.32	4.14	3.39
Principal Window	Apr06-Nov35	Apr06-Nov35	Apr06-Nov35	Apr06-Nov35	Apr06-Nov35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - 1B1

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	99	99	99	99
25-Mar-08	98	98	98	98	98
25-Mar-09	97	97	97	97	97
25-Mar-10	96	96	96	96	96
25-Mar-11	95	95	95	95	95
25-Mar-12	93	92	88	86	84
25-Mar-13	92	88	80	76	72
25-Mar-14	90	83	70	63	57
25-Mar-15	89	78	59	50	42
25-Mar-16	87	72	47	37	29
25-Mar-17	85	66	38	28	20
25-Mar-18	82	60	30	20	13
25-Mar-19	79	54	24	15	9
25-Mar-20	76	49	19	11	6
25-Mar-21	73	44	15	8	4
25-Mar-22	70	40	12	6	3
25-Mar-23	67	36	9	4	2
25-Mar-24	63	32	7	3	1
25-Mar-25	59	28	5	2	1
25-Mar-26	55	24	4	2	1
25-Mar-27	51	21	3	1	*
25-Mar-28	46	18	2	1	*
25-Mar-29	41	15	2	*	*
25-Mar-30	36	12	1	*	*
25-Mar-31	30	10	1	*	*
25-Mar-32	25	8	1	*	*
25-Mar-33	18	5	*	*	*
25-Mar-34	12	3	*	*	*
25-Mar-35	5	1	*	*	*
25-Mar-36	0	0	0	0	0

WAL	19.62	14.77	10.51	9.49	8.79
Principal Window	Apr06-Nov35	Apr06-Nov35	Apr06-Nov35	Apr06-Nov35	Apr06-Nov35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSMC06-3G1BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Mar-06	100	100	100	100	100
25-Mar-07	99	97	93	91	89
25-Mar-08	98	92	79	74	68
25-Mar-09	97	85	64	55	47
25-Mar-10	96	79	52	42	33
25-Mar-11	95	73	42	31	22
25-Mar-12	93	68	34	23	16
25-Mar-13	92	63	28	17	11
25-Mar-14	90	58	22	13	7
25-Mar-15	89	54	18	10	5
25-Mar-16	87	50	14	7	3
25-Mar-17	85	45	11	5	2
25-Mar-18	82	41	9	4	2
25-Mar-19	79	38	7	3	1
25-Mar-20	76	34	6	2	1
25-Mar-21	73	31	5	2	*
25-Mar-22	70	28	4	1	*
25-Mar-23	67	25	3	1	*
25-Mar-24	63	22	2	1	*
25-Mar-25	59	19	2	*	*
25-Mar-26	55	17	1	*	*
25-Mar-27	51	15	1	*	*
25-Mar-28	46	12	1	*	*
25-Mar-29	41	10	1	*	*
25-Mar-30	36	9	*	*	*
25-Mar-31	30	7	*	*	*
25-Mar-32	25	5	*	*	*
25-Mar-33	18	4	*	*	*
25-Mar-34	12	2	*	*	*
25-Mar-35	5	1	*	*	*
25-Mar-36	0	0	0	0	0

WAL	19.62	11.36	5.53	4.35	3.6
Principal Window	Apr06-Nov35	Apr06-Nov35	Apr06-Nov35	Apr06-Nov35	Apr06-Nov35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the

Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.